UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Operating Officer

On March 31, 2022, Ichor Holdings, Ltd. (the “Company”) announced the hiring of Paul Chhabra as chief operating officer (“COO”). Dr. Chhabra is expected to commence employment with the Company on April 11, 2022. Dr. Chhabra will take over this role from our current COO, Kevin Canty, who will transition to the role of head of strategic initiatives in April 2022.

Paul Chhabra, 48, served as vice president, global product supply of Franklin Electric, a global leader in the production and marketing of systems and components for the movement of water and fuel, from April 2018 to March 2022. Prior to joining Franklin Electric, from January 2016 to April 2018, Dr. Chhabra was vice president, global supply chain, for the semiconductor division of Applied Materials, Inc. Dr. Chhabra holds a bachelor's degree in engineering from the University of Illinois, a master’s degree and PhD in engineering from Purdue University, and an MBA from the University of California at Berkeley.

The Company’s wholly-owned subsidiary, Ichor Systems, Inc., and Dr. Chhabra have entered into an “at will” employment offer letter effective December 13, 2021. Pursuant to the offer letter, Dr. Chhabra will be (i) paid an annual base salary of $425,000, (ii) paid a one-time sign-on bonus of $100,000, payable in the February 2023, subject to certain conditions, (iii) eligible to earn an annual cash bonus targeted at 75% of his base salary, (iv) granted restricted stock units representing a fair value of $1,800,000, and (v) eligible to participate in health and welfare benefit programs offered to other Company employees.

There are no family relationships between Dr. Chhabra and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Dr. Chhabra that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The above summary of Dr. Chhabra’ employment offer letter does not purport to be complete and is qualified in its entirety by the employment offer letter, a copy of which is attached hereto as Exhibit 10.1.

Item 7.01  Regulation FD Disclosure

A copy of the press release announcing Dr. Chhabra’ appointment as COO is furnished as Exhibit 99.1 to this Current Report on Form 8‑K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Offer Letter, dated December 13, 2021, between Ichor Systems, Inc. and Paul Chhabra.
99.1	Press Release, dated March 31, 2022, announcing the appointment of Paul Chhabra as Chief Operating Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: March 31, 2022	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer